SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

                                     Date of Report (Date of earliest event reported) :                  September 4, 2009

ACTION FASHIONS, LTD.

(Exact name of registrant as specified in its charter)

Colorado	000-52413	20-4092640
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
P.O. Box 235472
Encinitas, CA 92024
(Address of principal executive offices)

(858) 229-8116
(Registrant’s Telephone Number)

_____________________________________________________________________________________
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement.

On September 4, 2009, the Company entered into a six month Rental Agreement with Mexus Gold International, Inc., a Nevada corporation, to lease a Komatsu P38D Doyer and a PC440 core drill at a rate of $3,850 per month, payable in advance by the 5th day of each month.  Payment can be made in cash or in restricted shares of common stock of the Company valued at $.08 per share.  The Company’s sole officer and director holds a majority of the issued and outstanding common stock of Mexus Gold International, Inc. and is its sole officer and director.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ACTION FASHIONS, LTD.
/s/	Paul D. Thompson _________________________
By:	Paul D. Thompson
Its:	President